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                                                                    Exhibit 10.1

                   SECOND LIMITED WAIVER TO CREDIT AGREEMENT


     SECOND LIMITED WAIVER, dated as of November 21, 2001 (the "Second Limited Waiver"), to the CREDIT AGREEMENT, dated as of June 29, 2000 (as heretofore amended together with the First Limited Waiver as hereinafter defined, the "Credit Agreement") among ACT MANUFACTURING, INC., a Massachusetts corporation (referred to, together with any other Borrowers, as the "Borrower") the several lenders and other financial institutions or entities from time to time party thereto (collectively, the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent, SOCIETE GENERALE, as documentation agent, and JP MORGAN CHASE BANK (formerly known as "The Chase Manhattan Bank"), as administrative agent (the "Administrative Agent"):

                              W I T N E S S E T H:

     WHEREAS, the Borrower has been granted waivers to certain provisions of the Credit Agreement through November 30, 2001 and November 23, 2001 pursuant to the Limited Waiver to the Credit Agreement dated November 9, 2001 (the "First Limited Waiver") and has requested further extension of certain terms through December 7, 2001, and the Lenders are willing to grant such extensions on the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Lease Waiver Period granted in the First Limited Waiver is hereby extended until December 7, 2001 (the "Lease Waiver Extension").

     2. The Next Level Qualified Accounts, as defined in Paragraph 8 of the First Limited Waiver, shall continued to be included in those Borrowing Base Certificates effective as of or prior to December 7, 2001 (the "Next Level Extension"); provided that in all other respects, the Next Level Qualified Accounts shall be deemed Qualified Accounted and included in the Borrowing Base only in strict accordance with Paragraph 8 of the First Limited Waiver.

     3. Notwithstanding the foregoing, the Lease Waiver Extension and the Next Level Extension set forth in Paragraphs 1 and 2 above (collectively, the "Extensions") shall continue in effect only so long as: (i) no Event of Default has occurred or shall be continuing under the Credit Agreement other than those specifically and expressly waived in the First Limited Waiver and this Second Limited Waiver; and (ii) Borrower is in compliance with the First Limited Waiver and with respect to the grant to the Lenders of first liens and security interests in the stock of and all assets now held by or hereafter acquired by Borrower and/or any U.K. Subsidiary in connection with or as the result of the acquisition of Fisher Rosemont Systems, in Leicester, England, Borrower has used and continues to use its best efforts to take and/or cause to be taken all actions and to deliver all documents deemed necessary or appropriate by the Administrative Agent to perfect the Lenders' rights in the foregoing.

     4. In consideration of the Extensions, Borrower shall prepare, make available and present to the Administrative Agent and/or its designated professionals and/or the Lenders such

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additional reports, documents and/or information and provide access to such of
Borrower's employees and professionals as the Administrative Agent shall reasonably request.

     5. As requested by the Borrower pursuant to Section 2.7 of the Credit Agreement, the Administrative Agent and the Lenders agree that the Total Revolving Commitments shall, effective as of the date hereof, be reduced to $80,000,000 and the Revolving Commitments of each Lender shall be reduced on a pro rata basis according to their respective U.S. Dollar Revolving Percentages and/or Multi-Currency Revolving Percentages, as the case may be, and the Commitment Fees payable by the Borrower shall be reduced accordingly (the "Reduced Total Revolving Commitments"); provided that the foregoing does not and shall not be deemed to modify Paragraph 5 of the First Limited Waiver, whereby Borrower has agreed that the aggregate principal amount of the Revolving Loans, including outstanding and undrawn Letters of Credit will not under any circumstances exceed (and the Lenders shall not be required to fund such Loans in excess of) $69,000,000 at any time, notwithstanding that such amount is less than the aggregate total of Reduced Total Revolving Commitments as set forth above.

     6. The Borrower and the Guarantors jointly and severally represent and warrant that after giving effect to the First Limited Waiver and this Second Limited Waiver (i) no violation of the terms of the Credit Agreement exists and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date; and (ii) the Borrower and Guarantors are in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement or will occur upon the effectiveness of this Second Limited Waiver.

     7. The Borrower hereby confirms and acknowledges that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all Obligations without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

     8. This Second Limited Waiver shall not become effective until the date (the "Effective Date") on which this Limited Waiver shall have been executed by the Borrower and each Lender and the Administrative Agent shall have received evidence satisfactory to it of such execution.

     9. The Borrower agrees that its obligations set forth in Section 10.5 of the Credit Agreement shall extend to the preparation, execution and delivery of this Second Limited Waiver, including the reasonable fees and disbursements of counsel to the Administrative Agent and the Administrative Agent's professionals.

     10. Except as expressly set forth in this Second Limited Waiver, the terms, provisions and conditions of the Credit Agreement and the Loan Documents (including without limitation any and all documents, instruments and agreements incorporated therein) remain unchanged, are hereby confirmed and ratified, and shall remain in full force and effect. This Second Limited Waiver does not prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in the connection with the Credit

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Agreement or the Loan Documents. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean that Credit Agreement as previously amended and as modified by this Second Limited Waiver. This Second Limited Waiver does not in any manner require the Administrative Agent and/or the Lenders to grant any further amendments and/or waivers as to these or any other matters, nor does it in any manner limit their rights to deny any and/or all future requests by Borrower for waivers or amendments of the Credit Agreement or the Loan Documents. Unless otherwise defined herein, all capitalized terms used in this Second Limited Waiver shall have the meanings set forth in the Credit Agreement, including without limitation in the First Limited Waiver.

     11. This Second Limited Waiver may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Second Limited Waiver shall be deemed to have executed by a signatory hereto upon execution of a counterpart and delivery of such executed counterpart of the signature page to the Administrative Agent. Delivery to the Administrative Agent by telecopy shall be effective as delivery of a manually executed counterpart of this Second Limited Waiver

     12. This Second Limited Waiver may not be extended, amended, modified or waived, except by a writing signed by each of the parties hereto.

     13. This Second Limited Waiver shall be governed by and construed in accordance with the laws of the State of New York.


                            [SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Limited
Waiver to be duly executed as of the day and the year first written.

                              BORROWER:

                              ACT MANUFACTURING, INC.


                              By:  /s/  John A. Pino
                                   -----------------
                              Name:  John A. Pino
                              Title: Chief Executive Officer and President

                              By:  /s/  Narendra M. Pathipati
                                   --------------------------
                              Name:  Narendra M. Pathipati
                              Title: Executive Vice President and Chief
                                     Financial Officer

                              ACT MANUFACTURING SECURITIES CORPORATION


                              By:  /s/  John A. Pino
                                   -----------------
                              Name:  John A. Pino
                              Title: Chief Executive Officer and President

                              ACT MANUFACTURING US HOLDINGS, LLC


                              By:  /s/  John A. Pino
                                   -----------------
                              Name:  John A. Pino
                              Title: Chief Executive Officer and President

                              CMC INDUSTRIES, INC.


                              By:  /s/  John A. Pino
                                   -----------------
                              Name:  John A. Pino
                              Title: Chief Executive Officer and President

                                       4
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                              JP MORGAN CHASE BANK
                              (formerly known as "The Chase Manhattan Bank"), INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:

                              CITICORP USA, INC.


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:

                              By:
                                   ---------------------
                              Name:
                              Title:

                              CREDIT SUISSE FIRST BOSTON


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:

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                              DEBIS FINANCIAL SERVICES, INC.


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              FIRSTAR BANK, N.A.


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              FLEET CAPITAL CORPORATION


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              GMAC COMMERCIAL CREDIT LLC


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              HARRIS TRUST AND SAVINGS BANK


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:

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                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              NATIONAL BANK OF CANADA


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              THE PROVIDENT BANK


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              SOCIETE GENERALE


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              SOVEREIGN BANK


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:


                              SUMMIT BANK


                              By:  /s/  authorized party
                                   ---------------------
                              Name:
                              Title:

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